UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On October 28, 2011, Kodiak Oil & Gas (USA) Inc. (the “Subsidiary”), a wholly-owned subsidiary of Kodiak Oil & Gas Corp. (the “Company”), entered into an Amended and Restated Credit Agreement with each of the lenders from time to time party thereto, which include Wells Fargo Bank, N.A., BMO Harris Financing, Inc., KeyBank, N.A., Royal Bank of Canada, and Credit Suisse AG (collectively, the “Credit Agreement Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Credit Agreement Lenders (the “Amended and Restated Credit Agreement”), which amends that certain Credit Agreement between the Subsidiary and Wells Fargo Bank, N.A. dated May 24, 2010, as amended by the First Amendment to Credit Agreement dated November 30, 2010, and by the Second Amendment to Credit Agreement dated April 13, 2011 (the “Original Credit Agreement”).

The Amended and Restated Credit Agreement amends the Original Credit Agreement to increase the maximum credit amount from $200 million to $750 million and to increase the borrowing base from $110 million to $225 million. The Amended and Restated Credit Agreement also provides for a subfacility for swingline loans in an amount equal to $15 million on customary terms and conditions, and increases the amount available for standby letters of credit from the lesser of the remaining borrowing base or $5 million, to $25 million. The maturity date has also been extended to October 28, 2016, and the Amended and Restated Credit Agreement will be governed by the laws of New York, as opposed to the laws of Colorado.

Additionally, among other amendments, the Amended and Restated Credit Agreement (i) restricts the Subsidiary’s payment, prepayment or redemption of debt outstanding under the Amended and Restated Second Lien Credit Agreement (defined below), except the Subsidiary may make interest payments thereunder or make repayments thereof from proceeds of the issuance of senior notes; (ii) allows for certain reductions in the borrowing base upon a sale of assets that has an aggregate negative effect on the borrowing base greater than 5% of the then current value and upon the issuance of senior notes; (iii) requires certain minimum payments in the event of prepayment; (iv) amends the leverage ratio covenant to require the Subsidiary to maintain, on the last day of each quarter, a ratio of total debt to EBITDAX (as defined in the Amended and Restated Credit Agreement) for the quarter period ending on such date of not greater than 4.00 to 1.00; (v) eliminates the covenant requiring the Subsidiary to maintain a ratio of EBITDAX to certain interest expenses; and (vi) requires the Subsidiary to enter into hedging agreements necessary to support the borrowing base.

On October 28, 2011, to fund the acquisition described below under Item 2.01 and future capital expenditures, the Company drew down $186 million under the Amended and Restated Credit Agreement.  Therefore, as of October 28, 2011, approximately $39 million was available to borrow under the Amended and Restated Credit Agreement.  The borrowings under the Amended and Restated Credit Agreement currently accrue interest at approximately 3% and are guaranteed by the Company and collateralized by the Subsidiary’s oil and gas producing properties, the Subsidiary’s personal property and the equity interests of the Subsidiary held by the Company.

All other material terms of the Original Credit Agreement remain unchanged.  The foregoing description of the Amended and Restated Credit Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated Credit Agreement, the Amended and Restated Guarantee and Pledge Agreement and the Amended and Restated Guarantee and Collateral Agreement, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. For a description of the terms of the Original Credit Agreement and related agreements, see the Company’s Current Reports on Form 8-K filed on May 27, 2010, December 2, 2010 and April 19, 2011, which are incorporated herein by reference.

Amended and Restated Second Lien Credit Agreement

On October 28, 2011, the Subsidiary also entered into the Amended and Restated Second Lien Credit Agreement with each of the lenders from time to time party thereto, which include Wells Fargo Bank, N.A., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, and Pruco Life Insurance Company (collectively, the “Second Lien Lenders”), and Wells Fargo Energy Capital, Inc. (“Wells Fargo Energy”),

as administrative agent for the Second Lien Lenders (the “Amended and Restated Second Lien Credit Agreement”). The Amended and Restated Second Lien Credit Agreement amends that certain Second Lien Credit Agreement between the Subsidiary, Wells Fargo Energy and the lender parties thereto dated November 30, 2010, as amended by the Agreement and Amendment No. 1 to Second Lien Credit Agreement dated July 15, 2011 (the “Original Second Lien Credit Agreement”).

The Amended and Restated Second Lien Credit Agreement amends the Original Second Lien Credit Agreement to increase the initial commitment from $55 million to $100 million. The maturity date has also been extended to April 28, 2017, and the Amended and Restated Second Lien Credit Agreement will be governed by the laws of New York, as opposed to the laws of Colorado.

Additionally, among other amendments, the Amended and Restated Second Lien Credit Agreement (i) decreases the applicable margin with respect to Eurodollar Loans and ABR Loans (each as defined in the Amended and Restated Second Lien Credit Agreement) to a rate per annum equal to 7.000% and 6.000%, respectively; (ii) amends the terms under which the loans may be prepaid by adding a 0-3% prepayment premium based upon when the prepayment occurs and requiring certain minimum prepayment amounts; (iii) amends the leverage ratio covenant to require the Subsidiary to maintain, on the last day of each quarter, a ratio of total debt to EBITDAX (as defined in the Amended and Restated Second Lien Credit Agreement) for the quarter period ending on such date of not greater than 4.50 to 1.00; and (iv) eliminates the covenant requiring the Subsidiary to maintain a ratio of EBITDAX to certain interest expenses.

On October 28, 2011, to fund the acquisition described below under Item 2.01 and future capital expenditures, the Company borrowed an additional $45 million under the Amended and Restated Second Lien Credit Agreement, which, in addition to the $55 million previously borrowed, results in an aggregate of $100 million borrowed under the Amended and Restated Second Lien Credit Agreement.  The borrowings under the Amended and Restated Second Lien Credit Agreement currently accrue interest at approximately 9.5% and are guaranteed by the Company and collateralized by a second lien on the Subsidiary’s oil and gas producing properties, the Subsidiary’s personal property and the equity interests of the Subsidiary held by the Company.

All other material terms of the Original Second Lien Credit Agreement remain unchanged.  The foregoing description of the Amended and Restated Second Lien Credit Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated Second Lien Credit Agreement, the Amended and Restated Second Lien Guarantee and Pledge Agreement and the Amended and Restated Second Lien Guarantee and Collateral Agreement, attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively. For a description of the terms of the Original Second Lien Credit Agreement and related agreements, see the Company’s Current Reports on Form 8-K filed on December 2, 2010 and July 18, 2011, which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 27, 2011, the Subsidiary entered into a definitive purchase and sale agreement (the “Purchase Agreement”), between BTA Oil Producers, LLC, a Texas limited liability company (the “Seller”), and the Subsidiary, under which the Subsidiary agreed to acquire from the Seller certain oil and gas leaseholds, overriding royalty interests and producing properties located in the State of North Dakota, and various other related rights, permits, contracts, equipment and other assets (the “oil and gas properties acquired”).  The effective date for this acquisition is August 1, 2011.

On October 28, 2011, the parties closed the acquisition for cash consideration of approximately $248 million, which includes certain purchase price adjustments to reflect the August 1, 2011 effective date of the acquisition.  Pursuant to the Purchase Agreement, the Company deposited approximately $18 million into escrow in September 2011, which was credited to the purchase price at the close of the acquisition.  The Company funded the remaining balance of the purchase price of the oil and gas properties acquired through borrowings under its Amended and Restated Credit Agreement and Amended and Restated Second Lien Credit Agreement, as discussed above under Item 1.01.

Pursuant to the acquisition, the Company acquired approximately 13,400 net mineral acres located principally in Williams County, North Dakota in an area north of the Company’s Koala Project area.  The Subsidiary will operate substantially all of the leasehold acquired, including 15 drilling units located on the acquired leasehold.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 and which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 28, 2011, the Company issued a press release entitled “Kodiak Oil & Gas Corp. Completes Acquisition of Williston Basin Producing Properties and Undeveloped Leasehold; Announces Expanded Credit Facilities and New Lending Group.” A copy of the press release is attached as Exhibit 99.4 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information provided under this Item 7.01 in this report on Form 8-K, including Exhibit 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The statements of operating revenues and direct operating expenses of the Oil and Gas Properties Acquired by the Company for the years ended December 31, 2010 and December 31, 2009, the nine months ended September 30, 2011 and September 30, 2010 (unaudited) are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 and condensed consolidated statement of operations for the nine months ended September 30, 2011 are attached as hereto as Exhibit 99.2 and incorporated herein by reference.

Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 and for the nine months ended September 30, 2010 are attached as hereto as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors. It also does not include the effect of income taxes as we expect to continue to have a full valuation allowance.

(d) Exhibits.

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of October 28, 2011, among Kodiak Oil & Gas (USA) Inc., Wells Fargo Bank, N.A. and The Lenders Party Thereto

Exhibit 10.2	Amended and Restated Guarantee and Pledge Agreement made by Kodiak Oil & Gas Corp. in favor of Wells Fargo Bank, N.A., dated as of October 28, 2011

Exhibit 10.3	Amended and Restated Guarantee and Collateral Agreement made by each of the Grantors (as defined therein) in favor of Wells Fargo Bank, N.A., dated as of October 28, 2011

Exhibit 10.4	Amended and Restated Second Lien Credit Agreement, dated as of October 28, 2011, among Kodiak Oil & Gas (USA) Inc., Wells Fargo Energy Capital, Inc. and The Lenders Party Thereto

Exhibit 10.5	Amended and Restated Second Lien Guarantee and Pledge Agreement made by Kodiak Oil & Gas Corp. in favor of Wells Fargo Energy Capital, Inc., dated as of October 28, 2011

Exhibit 10.6	Amended and Restated Second Lien Guarantee and Collateral Agreement made by each of the Grantors (as defined therein) in favor of Wells Fargo Energy Capital, Inc., dated as of October 28, 2011

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1

Statements of operating revenues and direct operating expenses of the oil and gas properties acquired by Kodiak Oil & Gas Corp. for the years ended December 31, 2010 and December 31, 2009 and the nine months ended September 30, 2011 and September 30, 2010 (unaudited)

Exhibit 99.2	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 and condensed consolidated statement of operations for the nine months ended September 30, 2011

Exhibit 99.3	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and for the nine months ended September 30, 2010

Exhibit 99.4	Press release of Kodiak Oil & Gas Corp. dated October 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Secretary, Treasurer and Chief Financial Officer

Date: November 3, 2011

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of October 28, 2011, among Kodiak Oil & Gas (USA) Inc., Wells Fargo Bank, N.A. and The Lenders Party Thereto

Exhibit 10.2	Amended and Restated Guarantee and Pledge Agreement made by Kodiak Oil & Gas Corp. in favor of Wells Fargo Bank, N.A., dated as of October 28, 2011

Exhibit 10.3	Amended and Restated Guarantee and Collateral Agreement made by each of the Grantors (as defined therein) in favor of Wells Fargo Bank, N.A., dated as of October 28, 2011

Exhibit 10.4	Amended and Restated Second Lien Credit Agreement, dated as of October 28, 2011, among Kodiak Oil & Gas (USA) Inc., Wells Fargo Energy Capital, Inc. and The Lenders Party Thereto

Exhibit 10.5	Amended and Restated Second Lien Guarantee and Pledge Agreement made by Kodiak Oil & Gas Corp. in favor of Wells Fargo Energy Capital, Inc., dated as of October 28, 2011

Exhibit 10.6	Amended and Restated Second Lien Guarantee and Collateral Agreement made by each of the Grantors (as defined therein) in favor of Wells Fargo Energy Capital, Inc., dated as of October 28, 2011

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1

Statements of operating revenues and direct operating expenses of the oil and gas properties acquired by Kodiak Oil & Gas Corp. for the years ended December 31, 2010 and December 31, 2009 and the nine months ended September 30, 2011 and September 30, 2010 (unaudited)

Exhibit 99.2	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 and condensed consolidated statement of operations for the nine months ended September 30, 2011

Exhibit 99.3	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and for the nine months ended September 30, 2010

Exhibit 99.4	Press release of Kodiak Oil & Gas Corp. dated October 28, 2011